UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2024

UFP INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Michigan (State or other Jurisdiction of Incorporation)	0-22684 (Commission File Number)	38-1465835 (IRS Employer Identification No.)

2801 East Beltline, NE, Grand Rapids, Michigan (Address of Principal Executive Offices)	49525 (Zip Code)

Registrant's telephone number, including area code: (616) 364-6161

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UFPI	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.   Submission of Matters to a Vote of Security Holders.

At the Company's Annual Meeting of Shareholders held on April 24, 2024, the matters listed below were submitted to a vote of the shareholders through the solicitation of proxies. The proposals are described in detail in the Company’s proxy statement, filed with the SEC on March 14, 2024, as modified through Supplemental Information filed with the SEC on April 2, 2024. The voting results are as follows:

Proposal 1: Election of Directors

The following individuals were elected to serve as directors of the Company to hold office until the 2027 Annual Meeting of Shareholders, under the terms of the Company's Bylaws:

Nominee	For	Against	Abstain	Broker Non-Votes
Matthew J. Missad	51,357,484	2,282,161	49,324	3,546,526
Thomas W. Rhodes	46,158,829	7,384,899	145,241	3,546,526
Brian C. Walker	51,310,670	2,238,012	140,287	3,546,526

Proposal 2: Amendment to the Company’s Articles of Incorporation to Increase the Number of Authorized Shares of Common Stock

The shareholders approved an amendment to the Company’s Articles of Incorporation to increase the number of shares of common stock the Company is authorized to issue from 160,000,000 shares to 240,000,000 shares, by the following votes:

For	Against	Abstain	Broker Non-Votes
48,421,846	5,239,293	27,830	3,546,526

Proposal 3: Ratification of the Appointment of Independent Auditors

The shareholders ratified the appointment of Deloitte & Touche LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 28, 2024.

For	Against	Abstain	Broker Non-Votes
56,823,074	366,192	46,229	-

Proposal 4: Advisory (Non-Binding) Vote on Executive Compensation

The shareholders approved a proposed resolution approving the compensation of the Company's named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC.

For	Against	Abstain	Broker Non-Votes
51,324,694	2,070,758	293,517	3,546,526

Item 9.01.  Exhibits.

Exhibits

104	Cover Page Interactive File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 25, 2024	UFP INDUSTRIES, INC.
(Registrant)

	By:	/s/ Michael R. Cole
Michael R. Cole
Chief Financial Officer,
Principal Financial Officer and
Principal Accounting Officer

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